                                            Prudential Annuities Life Assurance Corporation

                                                         ADVISORS CHOICE 2000

                                                  Supplement, dated February 8, 2008
                                                                  To
                                                     Prospectus, dated May 1, 2007

This  supplement  should be read and retained with the prospectus for your Annuity.  If you would like another copy of the  prospectus, please call us at 1-888-PRU-2888.

This  supplement  concerns  the Rydex  Variable  Trust - OTC  Portfolio  (the  "Portfolio"),  which is an  investment  option under the
Annuity.  Effective  April 1, 2008, the Portfolio will change its name to the Rydex  Variable Trust - NASDAQ-100  Fund.  Please see the
supplement  issued by the Portfolio  itself for information on the revised  benchmark for the Portfolio.  In addition,  effective April
1, 2008, the Portfolio will adopt the following non-fundamental investment policy:

Under  normal  circumstances,  the Fund will  invest  substantially  all (at least 80%) of its  assets in  financial  instruments  with economic  characteristics  that should  perform  similarly  to those of its  benchmark.  This is a  non-fundamental  policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

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